Ohio National Fund, Inc.	August 26, 2019

ON S&P 500® Index Portfolio

Supplement to Summary Prospectus Dated May 1, 2019

Under the section “Management,” the information regarding Thomas O’Brien, Navid Sohrabi and Chris Toth is added. The following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Deane Gyllenhaal has been a Senior Portfolio Manager of the Portfolio since May 2016. Louis Bottari has been a Senior Portfolio Manager of the Portfolio since March 2018 and previously was a Portfolio Manager of the Portfolio since May 2016. Peter Matthew has been a Portfolio Manager of the Portfolio since October 2016 and previously was an Assistant Portfolio Manager of the Portfolio since May 2016. Robert Regan has been a Portfolio Manager of the Portfolio since December 2016. Dan Glenn has been a Portfolio Manager of the Portfolio since January 2019. Payal Gupta has been a Portfolio Manager of the Portfolio since June 2019. Thomas O’Brien, CFA, Navid Sohrabi, CFA, and Chris Toth, CFA, have been Portfolio Managers of the Portfolio since August 2019.